SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2016

CITIZENS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 East Anderson Lane
Austin, Texas 78752
(Address of principal executive offices) (Zip Code)

(512) 837-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	1
Signature	2
Exhibit Index	3
Ex - 99.1 News Release issued by Citizens, Inc. on July 19, 2016

SECTION 5 – Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 14, 2016, independent director Dr. Terry Maness was elected Chairman of the Audit Committee (the “Audit Committee”) of the Board of Directors of Citizens, Inc. (the “Company”) by the other members of the Audit Committee, succeeding Tim Timmerman. Dr. Maness also serves as the qualified “audit committee financial expert,” as that term is defined by the Securities and Exchange Commission, and will continue to serve on the Company’s Compensation Committee and Nominating and Corporate Governance Committee.

Effective July 14, 2016, Tim Timmerman resigned as a director and Chairman of the Audit Committee.

With the recent departures of two long-serving directors, the Board now consists of seven directors, five of which are independent, with two vacancies. The Board intends to appoint an additional existing independent director to the Audit Committee in the near term, and the Nominating and Corporate Governance Committee is undertaking a search to identify additional qualified independent directors to join the Board.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words such as “may,” “will,” “expect,” “anticipate”, “intends,” “continue” or comparable words. In addition, all statements other than statements of historical facts that address activities that the Company expects or anticipates will or may occur in the future are forward-looking statements. Examples of forward-looking statements may include, without limitation, statements regarding the Board’s intention to appoint additional directors to the Board and/or Audit Committee. Readers are encouraged to read the SEC reports of the Company, particularly its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, its quarterly reports on Form 10-Q and its current reports on Form 8-K, for “Risk Factors” and other meaningful cautionary language disclosing why actual results may vary materially from those expected or implied by the forward-looking statements. The Company undertakes no duty or obligation to update any forward-looking statements as a result of new information, future events or changes in the Company’s expectations. Accordingly, you should not unduly rely on these forward-looking statements. The Company also disclaims any duty to comment upon or correct information that may be contained in reports published by the investment community.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

99.1    News Release issued by Citizens, Inc. on July 19, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

	By:	/s/ Kay E. Osbourn
Kay E. Osbourn, Interim CEO and President
Date: July 19, 2016

EXHIBIT INDEX

Exhibit No.    Description

99.1        News Release issued by Citizens, Inc. on July 19, 2016.

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